SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                        RBC LARGE CAP EQUITY FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                Lucy Hancock Bode

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                Ronald James

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                Michael T. Lee

    Affirmative           3,033,699.639          68.163%           82.652%
    Withhold                636,760.591          14.307%           17.348%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                John A. MacDonald

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%


                                H. David Rybolt

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                James R. Seward

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

                                Jay H. Wein

    Affirmative           3,663,952.639          82.323%           99.823%
    Withhold                  6,507.591            .147%             .177%


    TOTAL                 3,670,460.230          82.470%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           2,850,530.993          64.047%           77.661%
    Against                   8,228.170            .185%             .225%
    Abstain                   4,823.067            .108%             .131%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           2,851,878.404          64.077%           77.698%
    Against                   7,043.110            .159%             .192%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.B Borrowing

    Affirmative           2,851,361.738          64.066%           77.684%
    Against                   7,559.776            .170%             .206%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.C Senior Securities

    Affirmative           2,850,792.404          64.053%           77.669%
    Against                   8,129.110            .183%             .221%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.D Underwriting Securities

                          2,851,878.404          64.077%           77.698%
                              7,043.110            .159%             .192%
                              4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.E Real Estate

    Affirmative           2,850,792.404          64.053%           77.669%
    Against                   8,129.110            .183%             .221%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.F Making Loans

    Affirmative           2,850,792.404          64.053%           77.669%
    Against                   8,129.110            .183%             .221%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.G Concentration of Investments

    Affirmative           2,851,878.404          64.077%           77.698%
    Against                   7,043.110            .159%             .192%
    Abstain                   4,660.716            .104%             .127%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    3.H Commodities

    Affirmative           2,851,444.642          64.068%           77.686%
    Against                   7,275.145            .163%             .199%
    Abstain                   4,862.443            .109%             .132%
    Broker Non-votes        806,878.000          18.129%           21.983%

    TOTAL                 3,670,460.230          82.470%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           3,658,070.364          82.191%           99.662%
    Against                  11,635.423            .262%             .317%
    Abstain                     754.443            .017%             .021%


    TOTAL                 3,670,460.230          82.470%          100.000%

    ** FUND TOTALS:             SHARES

    RECORD TOTAL         4,450,680.926

    VOTED SHARES         3,670,460.230

    PERCENT PRESENT             82.470%


                   SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                         RBC MID CAP EQUITY FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           7,031,449.990          57.724%           99.470%
    Withhold                 37,478.298            .307%             .530%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                Lucy Hancock Bode

    Affirmative           7,025,285.534          57.673%           99.383%
    Withhold                 43,642.754            .358%             .617%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           7,032,230.534          57.730%           99.481%
    Withhold                 36,697.754            .301%             .519%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                Ronald James

    Affirmative           7,032,230.534          57.730%           99.481%
    Withhold                 36,697.754            .301%             .519%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                Michael T. Lee

    Affirmative           6,029,674.611          49.500%           85.298%
    Withhold              1,039,253.677           8.531%           14.702%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                John A. MacDonald

    Affirmative           7,031,356.859          57.723%           99.468%
    Withhold                 37,571.429            .308%             .532%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                H. David Rybolt

    Affirmative           7,032,749.611          57.734%           99.488%
    Withhold                 36,178.677            .297%             .512%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                James R. Seward

    Affirmative           7,032,102.175          57.729%           99.479%
    Withhold                 36,826.113            .302%             .521%


    TOTAL                 7,068,928.288          58.031%          100.000%

                                Jay H. Wein

    Affirmative           7,032,622.503          57.733%           99.486%
    Withhold                 36,305.785            .298%             .514%


    TOTAL                 7,068,928.288          58.031%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           6,204,985.636          50.939%           87.778%
    Against                  18,130.499            .149%             .257%
    Abstain                  34,862.153            .286%             .493%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           6,192,968.138          50.840%           87.608%
    Against                  14,424.381            .119%             .204%
    Abstain                  50,585.769            .415%             .716%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.B Borrowing

    Affirmative           6,189,676.805          50.813%           87.562%
    Against                  19,029.714            .156%             .269%
    Abstain                  49,271.769            .405%             .697%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.C Senior Securities

    Affirmative           6,176,108.803          50.702%           87.370%
    Against                  27,969.716            .229%             .395%
    Abstain                  53,899.769            .443%             .763%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.D Underwriting Securities

                          6,188,689.455          50.805%           87.548%
                             15,238.064            .125%             .215%
                             54,050.769            .444%             .765%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.E Real Estate

    Affirmative           6,193,881.805          50.848%           87.621%
    Against                  15,184.714            .124%             .215%
    Abstain                  48,911.769            .402%             .692%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.F Making Loans

    Affirmative           6,190,500.981          50.820%           87.573%
    Against                  16,887.538            .139%             .239%
    Abstain                  50,589.769            .415%             .716%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.G Concentration of Investments

    Affirmative           6,188,009.805          50.800%           87.538%
    Against                  15,929.714            .130%             .226%
    Abstain                  54,038.769            .444%             .764%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    3.H Commodities

    Affirmative           6,190,535.805          50.820%           87.574%
    Against                  17,053.714            .140%             .241%
    Abstain                  50,388.769            .414%             .713%
    Broker Non-votes        810,950.000           6.657%           11.472%

    TOTAL                 7,068,928.288          58.031%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           7,017,609.993          57.610%           99.274%
    Against                   8,902.953            .073%             .126%
    Abstain                  42,415.342            .348%             .600%


    TOTAL                 7,068,928.288          58.031%          100.000%

    ** FUND TOTALS:             SHARES

    RECORD TOTAL        12,181,234.990

    VOTED SHARES         7,068,928.288

    PERCENT PRESENT             58.031%


                   SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                        RBC SMALL CAP EQUITY FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                Lucy Hancock Bode

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                Ronald James

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                Michael T. Lee

    Affirmative           1,297,589.305          73.056%           87.756%
    Withhold                181,039.000          10.193%           12.244%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                John A. MacDonald

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                H. David Rybolt

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                James R. Seward

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

                                Jay H. Wein

    Affirmative           1,477,016.305          83.158%           99.891%
    Withhold                  1,612.000            .091%             .109%


    TOTAL                 1,478,628.305          83.249%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           1,044,676.537          58.817%           70.652%
    Against                   1,228.329            .069%             .083%
    Abstain                   2,695.439            .152%             .182%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           1,040,215.903          58.566%           70.350%
    Against                     915.000            .051%             .062%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.B Borrowing

    Affirmative           1,039,117.903          58.504%           70.276%
    Against                   2,013.000            .113%             .136%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.C Senior Securities

    Affirmative           1,040,215.903          58.566%           70.350%
    Against                     915.000            .051%             .062%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.D Underwriting Securities

                          1,039,582.903          58.530%           70.307%
                              1,548.000            .087%             .105%
                              7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.E Real Estate

    Affirmative           1,040,215.903          58.566%           70.350%
    Against                     915.000            .051%             .062%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.F Making Loans

    Affirmative           1,038,162.903          58.450%           70.211%
    Against                   2,968.000            .167%             .201%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.G Concentration of Investments

    Affirmative           1,040,215.903          58.566%           70.350%
    Against                     915.000            .051%             .062%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    3.H Commodities

    Affirmative           1,039,343.903          58.517%           70.291%
    Against                   1,787.000            .100%             .121%
    Abstain                   7,469.402            .421%             .505%
    Broker Non-votes        430,028.000          24.211%           29.083%

    TOTAL                 1,478,628.305          83.249%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           1,475,276.284          83.060%           99.773%
    Against                      90.000            .005%             .006%
    Abstain                   3,262.021            .184%             .221%


    TOTAL                 1,478,628.305          83.249%          100.000%


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         1,776,152.906

    VOTED SHARES         1,478,628.305

    PERCENT PRESENT             83.249%


                   SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                  RBC NORTH CAROLINA TAX-FREE BOND FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                Lucy Hancock Bode

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                Ronald James

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                Michael T. Lee

    Affirmative           1,470,116.400          67.449%           97.517%
    Withhold                 37,437.000           1.718%            2.483%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                John A. MacDonald

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                H. David Rybolt

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                James R. Seward

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

                                Jay H. Wein

    Affirmative           1,507,553.400          69.167%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           1,110,589.960          50.954%           73.668%
    Against                        .000            .000%             .000%
    Abstain                     137.440            .006%             .009%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           1,109,602.960          50.909%           73.603%
    Against                     987.000            .045%             .065%
    Abstain                     137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.B Borrowing

    Affirmative           1,109,602.960          50.909%           73.603%
    Against                     987.000            .045%             .065%
    Abstain                     137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.C Senior Securities

    Affirmative           1,108,633.960          50.864%           73.539%
    Against                   1,956.000            .090%             .129%
    Abstain                     137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.D Underwriting Securities

                          1,109,602.960          50.909%           73.603%
                                987.000            .045%             .065%
                                137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.E Real Estate

    Affirmative           1,109,602.960          50.909%           73.603%
    Against                     987.000            .045%             .065%
    Abstain                     137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.F Making Loans

    Affirmative           1,108,633.960          50.864%           73.539%
    Against                     987.000            .045%             .065%
    Abstain                   1,106.440            .051%             .074%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.G Concentration of Investments

    Affirmative           1,110,589.960          50.954%           73.668%
    Against                        .000            .000%             .000%
    Abstain                     137.440            .006%             .009%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    3.H Commodities

    Affirmative           1,109,602.960          50.909%           73.603%
    Against                     987.000            .045%             .065%
    Abstain                     137.440            .006%             .010%
    Broker Non-votes        396,826.000          18.206%           26.323%

    TOTAL                 1,507,553.400          69.167%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           1,506,584.400          69.122%           99.936%
    Against                     969.000            .045%             .064%
    Abstain                        .000            .000%             .000%


    TOTAL                 1,507,553.400          69.167%          100.000%


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         2,179,596.067

    VOTED SHARES         1,507,553.400

    PERCENT PRESENT             69.167%


                   SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                        RBC GOVERNMENT INCOME FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                Lucy Hancock Bode

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                Ronald James

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                Michael T. Lee

    Affirmative           1,435,504.080          59.240%           80.771%
    Withhold                341,745.000          14.103%           19.229%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                John A. MacDonald

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                H. David Rybolt

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                James R. Seward

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

                                Jay H. Wein

    Affirmative           1,775,818.080          73.284%           99.919%
    Withhold                  1,431.000            .059%             .081%


    TOTAL                 1,777,249.080          73.343%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.B Borrowing

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.C Senior Securities

    Affirmative           1,566,278.410          64.637%           88.129%
    Against                  12,270.670            .507%             .691%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.D Underwriting Securities

                          1,578,549.080          65.144%           88.820%
                                   .000            .000%             .000%
                              2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.E Real Estate

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.F Making Loans

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.G Concentration of Investments

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    3.H Commodities

    Affirmative           1,578,549.080          65.144%           88.820%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%
    Broker Non-votes        196,542.000           8.111%           11.059%

    TOTAL                 1,777,249.080          73.343%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           1,775,091.080          73.254%           99.879%
    Against                        .000            .000%             .000%
    Abstain                   2,158.000            .089%             .121%


    TOTAL                 1,777,249.080          73.343%          100.000%


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         2,423,185.532

    VOTED SHARES         1,777,249.080

    PERCENT PRESENT             73.343%


                   SHAREHOLDER RESPONSE SUMMARY REPORT
                        VOYAGEUR ASSET MANAGEMENT
                         RBC QUALITY INCOME FUND
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                Lucy Hancock Bode

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                Ronald James

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                Michael T. Lee

    Affirmative           2,340,710.040          63.512%           79.444%
    Withhold                605,642.000          16.433%           20.556%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                John A. MacDonald

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                H. David Rybolt

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                James R. Seward

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

                                Jay H. Wein

    Affirmative           2,946,352.040          79.945%          100.000%
    Withhold                       .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.A Diversification

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.B Borrowing

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.C Senior Securities

    Affirmative           2,569,125.993          69.710%           87.197%
    Against                  34,742.047            .943%            1.179%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.D Underwriting Securities

                          2,603,868.040          70.653%           88.376%
                                   .000            .000%             .000%
                                   .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.E Real Estate

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.F Making Loans

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.G Concentration of Investments

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    3.H Commodities

    Affirmative           2,603,868.040          70.653%           88.376%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%
    Broker Non-votes        342,484.000           9.293%           11.624%

    TOTAL                 2,946,352.040          79.945%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative           2,946,352.040          79.945%          100.000%
    Against                        .000            .000%             .000%
    Abstain                        .000            .000%             .000%


    TOTAL                 2,946,352.040          79.945%          100.000%


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         3,685,452.214

    VOTED SHARES         2,946,352.040

    PERCENT PRESENT             79.945%